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                                                              [Draft of 8/26/98]

                             NORTH AMERICAN FUNDS

               Supplement to Prospectus dated December 31, 1997


     On page 42 of the Prospectus, the second paragraph under "International Growth and Income Fund" in the "Investment Portfolios" section is revised to read in its entirety as follows:

          J.P. Morgan manages the International Growth and Income Fund and will seek to achieve the Portfolio's objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio will focus primarily on the common stock of established companies based in developed countries outside the United States although it may invest up to 15% of its assets in emerging market securities. Such investments will be made in at least three foreign countries. For this purpose, a developed country is any country included in the MSCI World Index and an emerging market is any country not in the MSCI World Index. The countries currently included in this Index are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Columbia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sir Lanka, Sweden, Switzerland, Taiwan, Thailand, United Kingdom and Venezuela and the U.S. The Portfolio's country allocations may differ from those of the MSCI
     World Index, which is the Fund's benchmark. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities. The Portfolio will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. See "RISK FACTORS--Foreign Securities." Under normal circumstances, the International Growth and Income Fund expects to invest primarily in equity securities. However, the Portfolio may invest up to 35% of its assets in debt obligations of corporate, sovereign issuers or supranational organizations rated A or higher by Moody's or S&P, or if unrated, of equivalent credit quality as determined by the Subadviser. See "Strategic Income Fund" below for additional information on supranational organizations. J.P. Morgan may allocate the Portfolio's investment in these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, J.P. Morgan assesses the relative attractiveness of each asset class and determines an optimal

                                      -1-
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     allocation between them. Yields on non-U.S. equity securities tend to be lower than those on equity securities of U.S. issuers. Therefore, current income from the Portfolio may not be as high as that available from a portfolio of U.S. equity securities.

     On page 65 of the Prospectus, the second sentence of the fourth paragraph under the heading "Advisory Arrangements" in the "Management of the Fund"
section is revised to read as follows:

          The Adviser has ultimate responsibility (subject to the oversight of the Fund's Board of Trustees) under the Manager of Managers structure to oversee the subadvisers, including making recommendations to the Fund regarding the hiring, termination and replacement of subadvisers.

     On pages 69-70 of the Prospectus, the first five paragraphs under "Subadvisory Arrangements -- Salomon Brothers Asset Management Inc" in the "Management of the Fund" section are deleted and replaced with the following:

          Salomon Brothers Asset Management Inc ("SBAM") is the Subadviser to the U.S. Government Securities Fund, the Strategic Income Fund and the National Municipal Bond Fund. SBAM is an indirect, wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property and casualty insurance services. SBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients located throughout the world, and serves as investment adviser to various investment companies. In providing such investment advisory services, SBAM and its affiliates have access to SBAM's and its affiliates' more than 40 economists and mortgage, bond, sovereign and equity analysts. As of September 30, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $25 billion in assets. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

          In connection with SBAM's service as subadviser to the Strategic Income Fund, SBAM's London-based affiliate, SBAM Ltd., whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Income Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Strategic Income Fund. SBAM Ltd. is a wholly-owned indirect subsidiary of Travelers. SBAM Ltd. is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is
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     registered as an investment adviser in the United States pursuant to the
     Investment Advisers Act of 1940, as amended.

          On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger it is anticipated that SBAM and SBAM Ltd would be subsidiaries of the surviving corporation. The surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass Steagall Act are still under review, SBAM does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

          Roger Lavan has had responsibility for the day-to-day management of the mortgage-backed securities and U.S. government securities components of the U.S. Government Securities Fund portfolio since December 1991 and the Strategic Income Fund portfolio since its inception in November 1993, and assumed sole primary responsibility for such management in August 1998.

     On page 71 of the Prospectus, the text appearing under the caption "Subadvisory Arrangements Salomon Brothers Asset Management Inc" in the "Management of the Fund" section is supplemented as follows:

          Effective September 1998, Robert Amodeo is primarily responsible for the day-to-day management of the National Municipal Bond Fund. Mr. Amodeo is a Portfolio Manager at SBAM. He pioneered adaptation and the use of the Yield Book for municipal bond portfolio management, analysis, performance attribution and optimization. Prior to joining SBAM, he was a member of Salomon Brothers Partnership Investment Group where he was responsible for analyzing and managing various partnership interests.

     On page 71 of the Prospectus, the text appearing under the caption "Subadvisory Arrangements -- Founders Asset Management, Inc." in the "Management of the Fund" section is supplemented as follows:

          On April 1, 1998, Founders merged with and into Founders Asset Management LLC ("New Founders"), with New Founders as the survivor. New Founders is a recently organized wholly-owned subsidiary of Mellon Bank, N.A., which is owned by Mellon Bank Corporation, a publicly owned bank holding company. New Founders has continued to operate the business of Founders as the successor to Founders. Pursuant to subadvisory agreements between CAM and New Founders which were approved by the Fund's Board of Trustees, New Founders became the Subadviser of the Growth Equity, International Small Cap and Balanced Funds on April 1, 1998 and has been responsible for managing such Portfolios since that date. New Founders receives from CAM subadvisory fees as the same rate as were payable to Founders prior to the merger, as described in the Prospectus. Except as set forth in the following paragraph, the personnel who were responsible for managing these Portfolios prior to the merger as employees of Founders continue to be employed by New Founders in similar capacities and continue to be responsible for the management of the Portfolios. Under the Fund's
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     "Manager of Managers" structure described on page 65 of the Prospectus, it is not necessary for the Fund to obtain shareholder approval of the subadvisory agreements with New Founders.

          Effective August 1998, Paul LaRocco, CFA, Vice President of Investments of New Founders, is the lead portfolio manager for the Growth Equity Fund. Mr. LaRocco became lead portfolio manager for Founders Special Fund in March 1998. Prior to joining Founders, he was a vice president and portfolio manager with Oppenheimer Funds Inc. (1993-1998) and a securities analyst with Columbus Circle Investors (1990-1993). Since April 1998, Mr. LaRocco also has served as a portfolio manager for The Dreyfus Corporation. A graduate of the University of California at Santa Barbara, Mr. LaRocco received an MBA with a concentration in finance from the University of Chicago.

     On page 72 of the Prospectus, the first paragraph under "Subadvisory Arrangements -- Manufacturers Adviser Corporation" in the Fund Management"
section is revised to read as follows:

          MAC, a Colorado corporation, is the Subadviser of the Money Market Fund. Its principal business is to provide investment management services to the Money Market Fund and the comparable portfolio of NASL Series Trust. MAC is an indirect wholly-owned subsidiary of Manufacturers Life Insurance Company ("Manulife"). The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of September 30, 1997, MAC together with Manulife had approximately $15 billion of assets under management.


              The date of this Supplement is September ___, 1998